The Advisors' Inner Circle Fund

                               [GRAPHIC OMITTED]

                       LSV Conservative Value Equity Fund

                       Institutional Class Shares: LSVVX
                          Investor Class Shares: LVAVX

                       SUMMARY PROSPECTUS | MARCH 1, 2015

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.lsvasset.com/conservative-value-equity-fund/. You can also get this information at no cost by calling 1-888-386-3578, by sending an e-mail request to lsvfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
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INVESTMENT OBJECTIVE

The LSV Conservative Value Equity Fund's (the "Fund") investment objective is long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares and Investor Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

                                                            INSTITUTIONAL       INVESTOR
                                                            CLASS SHARES      CLASS SHARES
----------------------------------------------------------------------------------------------
Management Fees                                                 0.38%             0.38%
----------------------------------------------------------------------------------------------
12b-1 Fees                                                      None              0.25%
----------------------------------------------------------------------------------------------
Other Expenses                                                  0.18%             0.23%
                                                                -----             -----
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            0.56%             0.86%
----------------------------------------------------------------------------------------------
Less Fee Waivers and/or Expense Reimbursements                 (0.21)%           (0.26)%
                                                               -------           -------
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses after Fee Waivers
   and/or Expense Reimbursements (1)                            0.35%             0.60%
----------------------------------------------------------------------------------------------

(1) LSV ASSET MANAGEMENT ("LSV" OR THE "ADVISER") HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.35% AND 0.60% OF THE FUND'S INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES' AVERAGE DAILY NET ASSETS, RESPECTIVELY, UNTIL FEBRUARY 29, 2016. THIS AGREEMENT MAY BE
     TERMINATED: (I) BY THE BOARD OF TRUSTEES (THE "BOARD") OF THE ADVISORS' INNER CIRCLE FUND (THE "TRUST"), FOR ANY REASON AT ANY TIME, OR (II) BY THE ADVISER, UPON NINETY (90) DAYS' PRIOR WRITTEN NOTICE TO THE TRUST, EFFECTIVE AS OF THE CLOSE OF BUSINESS ON FEBRUARY 29, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
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INSTITUTIONAL CLASS SHARES       $36         $158         $292           $681
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INVESTOR CLASS SHARES            $61         $248         $451         $1,037
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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy can be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are mainly common stocks. Although the Fund may invest in securities of companies of any size, the Fund generally invests in companies with market capitalizations of $1 billion or more at the time of purchase.

In selecting securities for the Fund, the Adviser focuses on companies whose securities, in the Adviser's opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company's earnings, book value, revenues or cash flow, but show signs of recent improvement. The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market's low expectations.

The Adviser uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased, subject to overall risk controls. The Adviser manages the Fund conservatively relative to the LSV Value Equity Fund by further restricting the investment model with respect to (1) industry and sector allocations and (2) security weightings relative to the Russell 1000[R] Value Index benchmark.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Although the Fund is managed conservatively, as discussed above, the Fund will be subject to the same degree of volatility as its benchmark, which has been high over various historical periods.

The medium- and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Since the Fund pursues a "value style" of investing, if the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's Institutional Class Shares' average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-888-FUND-LSV.


                  [BAR CHART OMITTED - PLOT POINTS AS FOLLOWS]

   (36.79)%    19.20%      13.68%     (1.48)%   16.97%     38.80%     12.60%
     2008       2009        2010       2011      2012       2013       2014



                         BEST QUARTER      WORST QUARTER
                            17.50%           (20.84)%
                         (06/30/2009)      (12/31/2008)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Institutional Class Shares' average annual total returns for the period ended December 31, 2014 to those of an appropriate broad based index. The Fund's Investor Class Shares commenced operations on June 10, 2014, and therefore do not have performance history for a full calendar year. Accordingly, the Fund's Investor Class Shares' performance information is not presented in the table.

The Investor Class Shares would have substantially similar performance as the
Institutional Class Shares       because the shares are invested in the same
portfolio of securities and the annual returns would differ only to the extent that the expenses of Investor Class Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Investor Class Shares would be lower than those of the Institutional Class Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                              SINCE INCEPTION
LSV CONSERVATIVE VALUE EQUITY FUND                                     1 YEAR      5 YEARS      (3/30/2007)
-----------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                              12.60%      15.41%          5.16%
-----------------------------------------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions                              9.26%       14.38%          4.41%
-----------------------------------------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions and Sale of Fund Shares      9.91%       12.45%          4.06%
-----------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index Return (reflects no deduction for fees,
   expenses, or taxes)                                                 13.45%      15.42%          5.60%
-----------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER

LSV Asset Management

PORTFOLIO MANAGERS

Josef Lakonishok, CEO, CIO, and Partner, has managed the Fund since its inception in 2007.

Menno Vermeulen, CFA, Partner, has managed the Fund since its inception in 2007.

Puneet Mansharamani, CFA, Partner, has managed the Fund since its inception in 2007.

Greg Sleight, Partner, has managed the Fund since 2014.

Guy Lakonishok, CFA, Partner, has managed the Fund since 2014.

PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting the Fund directly by mail at: LSV Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: LSV Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-888-FUND-LSV (1-888-386-3578).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.
These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


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LSV-SM-002-0700